U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 4, 2005

                                 GAMEZNFLIX, INC.
	      ___________________________________________________
              (Exact Name of Company as Specified in Its Charter)


          Nevada       			0-29113			54-1838089
____________________________	________________________     ________________
(State or Other Jurisdiction	(Commission File Number)     (I.R.S. Employer
 of Incorporation)					   Identification No.)

             1535 Blackjack Road, Franklin, Kentucky		42134
	    ________________________________________	     __________
            (Address of Principal Executive Offices)	     (Zip Code)

     Company's telephone number, including area code:  (270) 598-0385



	 ___________________________________________________________.
         Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

      [  ]  Written  communications  pursuant  to Rule 425 under the Securities
            Act (17 CFR 230.425)

      [  ]  Soliciting material pursuant to Rule  14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On October 4, 2005, the Company entered into a Services Agreement with Circuit City Stores, Inc. (see Exhibit 10.1). Under the terms of this agreement, the parties will run a pilot program, to commence on November 1, 2005 and ending on January 15, 2006, in 17 retail stores and on the Circuit City website to promote the service offered by the Company. If the pilot program is deemed a success by both parties, the parties will expand the pilot program to the remaining approximate 600 retail locations of Circuit City in the United States by adding 55 Circuit City stores per month. Under the terms of this agreement, the parties will share in the revenue from the sale of Company memberships through Circuit City.

      Attached is a press release issued in connection with this agreement (see
Exhibit 99).

      On December 28, 2005, the parties entered into an amendment to the Services Agreement (see Exhibit 10.2). Under this amendment, the parties agreed to extend the pilot program until March 15, 2006. Thereafter, if the parties mutually agree that a national rollout of this program is mutually beneficial, they will enter into a definitive agreement for such national rollout.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS.

        Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.


                                   SIGNATURE

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 GAMEZNFLIX, INC.



Dated: January 2, 2006                           By: /s/ Donald N. Gallent
						 _________________________
                                                 Donald N. Gallent, President

                                 EXHIBIT INDEX

Number                                                      Description

10.1 Services Agreement between the Company and Circuit City Stores, Inc., dated October 4, 2005 (including Exhibit A: Standard Terms and Conditions; and Exhibit C: Test Locations) (excluding Exhibit
            B: Service and Fee Schedule) (incorporated by reference to Exhibit 10 of the Form 8-K filed on October 6, 2005).

10.2 Amendment #1 to Services Agreement, dated December 28, 2005 (filed herewith).

99 Press Release issued by the Company, dated October 5, 2005 (incorporated by reference to Exhibit 99 of the Form 8-K filed on October 6, 2005).